UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 1, 2011) March 30, 2011

BIO-CARBON SYSTEMS INTERNATIONAL INC.
(proposed to be renamed Joshua Gold Resources Inc.)
(Exact name of registrant as specified in this charter)

Nevada	000-53809	27-0531073
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

72 Birch St. East, Chapleau, ON	POM 1K0
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including area code:  (705) 864-1095

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.    Changes in Registrant’s Certifying Accountant

On March 30, 2011, Bio-Carbon Systems International Inc. (the “Company”) dismissed Soberman LLP ("Soberman").  The Company had engaged Soberman to audit its financial statements for the year ended December 31, 2010.  The decision to change accountants was approved and ratified by the Company’s Board of Directors.  No report on the financial statements of  the Company was delivered by Soberman, and therefore there were no reports by Soberman to the Company and/or its management containing an adverse opinion or disclaimer of opinion, nor were there any reports delivered that were qualified or modified as to uncertainty, audit scope, or accounting principle.  Additionally, since having engaged Soberman on June 4, 2010, no disagreements arose between Soberman and the Company (and/or its management) on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

While Soberman was engaged by the Company, there were no disagreements between Soberman and the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure with respect to the Company, which disagreements if not resolved to the satisfaction of Soberman would have caused it to make reference to the subject matter of the disagreements in connection with any report on the Company’s financial statements for any period audited by Soberman.

The Company provided Soberman with a copy of the disclosures to be included in Item 4.01 of this Current Report on Form 8-K and requested that Soberman furnish the Company with a letter addressed to the Commission stating whether or not Soberman agrees with the foregoing statements.

The Company engaged DNTW Chartered Accountants LLP (“DNTW”) as the Company’s independent registered public accounting firm as of March 30, 2011.  DNTW is and will continue to be the Company’s independent registered public accounting firm.

Further to the requirements of item 304(a)(2) of Regulation S-K, the Company is confirming that it has never previously engaged DNTW, as either principal accountant to audit the Company’s financial statements (and the Company has no subsidiaries), or as an independent accountant on whom the principal accountant of the Company was expected to express reliance in its report.  In addition, prior to the engagement of DNTW on March 30, 2011, the Company has not consulted DNTW regarding the application of accounting principles to a specified transaction (either completed proposed), or the type of audit opinion that might be rendered on the Company’s financial statements, or any matter that was either subject of a disagreement (as defined in item 304(a)1(iv) of Regulation S-K) or a reportable event (as defined in item 304(a)(v) of Regulation S-K).

EXHIBITS

Exhibit No.                        Description

16.01                     Letter of Soberman LLP dated March 29, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 4, 2011

BENJAMIN WARD By: /s/ Benjamin Ward Benjamin Ward Chief Financial Officer